SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2013

priceline.com Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☒            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

The Office of Fair Trading ("OFT") in the United Kingdom is going through a routine process inviting public comment on the proposed merger of KAYAK Software Corporation ("KAYAK") with priceline.com Incorporated (the "Company").  The OFT's deadline for comments is March 8, 2013. The Company is unable to anticipate at this time when the OFT's review will be concluded; the Company will announce the closing date of the proposed merger and the election deadline for KAYAK stockholders to specify the type of consideration they wish to receive once those dates have been set.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to the Company or KAYAK, the OFT process or the proposed acquisition of KAYAK by the Company involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Neither the Company nor KAYAK undertakes an obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the online travel industry, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents the Company and KAYAK have filed with the U.S. Securities and Exchange Commission (the “SEC”) as well as the possibility that (1) the Company and KAYAK may be unable to obtain stockholder or regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of the Company and KAYAK or such integration may be more difficult, time-consuming or costly than expected; (4) the proposed transaction may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed transaction, including difficulties in maintaining relationships with customers or retaining key employees; (6) the parties may be unable to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; or (7) the industry may be subject to future risks that are described in the “Risk Factors” section of the Company's Annual Reports on Form 10-K, the Company's and KAYAK's Quarterly Reports on FOrm 10-Q, the Registration Statement on Form S-4 (No. 333-185465) filed by the Company in connection with the merger on February 1, 2013 (the "Registration Statement") and other documents filed by either of them from time to time with the SEC. Neither the Company nor KAYAK gives any assurance that either the Company or KAYAK will achieve its expectations.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company and KAYAK described in the “Risk Factors” section of the Company's Annual Reports on Form 10-K, the Company's and KAYAK's Quarterly Reports on Form 10-Q, the Registration Statement and other documents filed by either of them from time to time with the SEC.

Additional Information and Where to Find It

This document relates to a proposed transaction between KAYAK and the Company, which is the subject of the Registration Statement and joint proxy statement/prospectus forming a part thereof. This document is not a substitute for the Registration Statement or any other documents that KAYAK or the Company may file with the SEC or send to stockholders in connection with the proposed transaction. Before making any voting decision, investors and security holders are urged to read the Registration Statement (including the joint proxy statement/prospectus) and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction and related matters.

Investors and security holders are able to obtain free copies of the Registration Statement and all other relevant documents filed or that will be filed with the SEC by KAYAK or the Company through the website maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of joint proxy statement/prospectus from KAYAK by contacting KAYAK Software Corporation, 55 North Water Street, Suite 1, Norwalk, CT 06854, Attn: Corporate Secretary or by calling (203) 899-3100.

Participants in Solicitation

The Company, KAYAK and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from KAYAK’s stockholders in connection with the proposed transaction. Information regarding KAYAK’s directors and executive officers is contained in KAYAK’s final prospectus for its initial public offering (File No. 333-170640), which was filed with the SEC on July 20, 2012. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing KAYAK’s website at www.kayak.com and clicking on the “About” link and then clicking on the “Investor Relations” link and “SEC Filings”. As of January 18, 2013, KAYAK’s directors and officers, collectively, beneficially owned approximately 28,324,531 shares, or 73.2%, of KAYAK’s Class A and Class B common stock, which represents 83.7% of the total voting power of KAYAK. Additional information regarding the interests of the participants in the solicitation of proxies in connection with the transaction appears in the Registration Statement. Information regarding the Company's executive officers and directors is contained in the Company's definitive proxy statement filed with the SEC on April 24, 2012. You can obtain free copies of these documents at the SEC’s website at www.sec.gov or by accessing the Company's website at www.priceline.com and clicking on the “Investor Relations” link and then clicking on the “Financial Information” link.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

By:	/s/ Peter J. Millones
Name: Peter J. Millones
Title: Executive Vice President, General Counsel

Date:  February 22, 2013